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                                                                   EXHIBIT 10.18

Exhibit A

                                  IRATA, INC.

                  1996 STOCK OPTION AND RESTRICTED STOCK PLAN


                                   SECTION 1
                           ESTABLISHMENT AND PURPOSE

This Plan is established (i) to offer selected Employees, Directors and Consultants of the Company or its Subsidiaries an equity ownership interest in the financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, and (iii) to encourage equity participation in the Company by eligible Participants. This Plan provides for the grant by the Company of (i) Options to purchase Shares, and (ii) shares of Restricted Stock. Options granted under this Plan may include nonstatutory options as well as incentive stock options intended to qualify under Section 422 of the Code.

                                   SECTION 2
                                  DEFINITIONS

        "Board of Directors" shall mean the board of directors of the Company, as duly elected from time to time.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

        "Committee" shall mean the Compensation Committee of the Company, or such other Committee as may be appointed by the Board of Directors from time to time.

        "Company" shall mean Irata, Inc., a Texas corporation.

        "Consultant" shall mean any individual that is expressly designated as a consultant of the Company or its Subsidiaries by the Committee or the Board of Directors of the Company as a whole, in each case in its sole discretion.

        "Date of Grant" shall mean the date on which the Committee or the Board of Directors resolves to grant an Option to an Optionee or grant Restricted Stock to a participant, as the case may be.

        "Employees shall include every individual performing Services to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code and the regulations thereunder.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

        "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee (or Board of Directors as a whole if the option is granted by the Board) in the applicable Stock Option Agreement, but in no event less than the par value per Share.

        "Fair Market Value" shall mean such amount as the Committee or Board of Directors, if an option is granted by the Board of Directors as a whole, in each case in its sole discretion, shall determine, giving consideration to (i) if there is a public market for the securities, the mean of the bid and asked prices of the securities per share or unit, as the case may be, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) as of the date in question or, (ii) in the event the securities are listed on a stock exchange, the closing sales price of the securities per share or unit, as the case may be, on such exchange, as reported in the Wall Street Journal, as of the date in question, and (iii) in the event of a contemporaneous sale of Stock by the Company, the sales price to the Company before commissions and underwriting discounts for such sale.
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        "ISO" shall mean a stock option which is granted to an individual and which meets the requirements of Section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and the employer is not entitled to a business expense deduction with respect thereto.

        "Non-Employee Director" shall mean a director who (i) is not an officer of the Company or a parent or subsidiary of the Company, or otherwise employed by the Company or parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount not exceeding $60,000;
(iii) does not possess an interest in any transaction for which disclosure would be required under item 404(a) of Regulation S-K of the Securities Act of 1933, as amended ("Securities Act"); or (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K of the Securities Act.

        "Nonstatutory Option" shall mean any Option granted by the Committee or the Board of Directors that does not meet the requirements of Sections 421 through 424 of the Code, as amended.

        "Option" shall mean either an ISO or Nonstatutory Option, as the context requires.

        "Optionee" shall mean a Participant who holds an Option. "Participants" shall mean those individuals described in Section 1 of this Plan selected by the Committee or the Board of Directors who are eligible under Section 4 of this Plan for grants of either Options or Restricted Stock under this Plan.

        "Permanent and Total Disability" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that Section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

        "Plan" shall mean this Irata, Inc. 1996 Stock Option and Restricted Stock Plan, as amended from time to time.

        "Plan Award" shall mean the grant of either an Option or Restricted Stock, as the context requires.

        "Plan Administrator" shall mean the Board of Directors of the Company or if created by the Board of Directors, the Committee.

        "Restricted Stock" shall have that meaning set forth in Section 7(a) of this Plan.

        "Restricted Stock Account" shall have that meaning set forth in
Section 7(a)(ii) of this Plan.

        "Restricted Stock Criteria" shall have that meaning set forth in
Section 7(a)(iv) of this Plan.

        "Restriction Period" shall have that meaning set forth in
Section 7(a)(iii) of this Plan.

        "Services" shall mean services rendered to the Company or any of its Subsidiaries as an Employee, Director or Consultant, as the context requires.

        "Share" shall mean one share of Stock, as adjusted in accordance with
Section 9 of this Plan (if applicable).

        "Stock" shall mean the Class A Common Stock of the Company, par value $.10 per share.

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        "Stock Option Agreement" shall mean the agreement executed between the
Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option.

        "Subsidiary" shall mean any corporation as to which more than fifty percent (50%) of the outstanding voting stock or shares shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

        "Ten-Percent Stockholder" shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any Subsidiary, taking into account the attribution rules set forth in Section 424 of the Code, as amended. For purposes of this definition of "Ten-Percent Stockholder," the term "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding stock" shall not include reacquired shares or shares authorized for issuance under outstanding Options held by the Optionee or by any other person.

        "Vest Date" shall have the meaning set forth in Section 7(a)(v) of this Plan.

                                   SECTION 3
                                 ADMINISTRATION

        (a) General Administration. This Plan shall be administered by the Plan Administrator which shall be the Board of Directors as a whole, or if appointed the Committee, which shall consist of at least two persons, each of whom shall be Non-Employee Directors. The members of the Committee shall be appointed by the Board of Directors for such terms as the Board of Directors may determine. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board of Directors.

        (b) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

        (c) Authority of Plan Administrator. This Plan shall be administered by, or under the direction of, either the Board of Directors or if appointed by the Board of Directors, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Plan Administrator shall administer this Plan so as to comply at all times with the Exchange Act and, subject to the Code, shall otherwise have absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Plan Administrator's business including, without limitation, the authority to take the following actions:

            (i) To interpret this Plan and to apply its provisions;

           (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

           (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

            (iv) To determine when Plan Awards are to be granted under this
                 Plan;

             (v) To select the Optionees and Participants;

            (vi) To determine the number of Shares to be made subject to each
                 Plan Award;

           (vii) To prescribe the terms, conditions and restrictions of each Plan Award, including, without limitation, the Exercise Price and the determination whether an Option is to be

                                       3
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                 classified as an ISO or a Nonstatutory Option;

          (viii) To amend any outstanding Stock Option Agreement or the terms, conditions and restrictions of a grant of Restricted Stock, subject to applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement;

            (ix) To establish procedures so that an Optionee may obtain a loan through a registered broker-dealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

             (x) To establish procedures for an Optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the Exercise Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly-acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

            (xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Optionee upon such exercise; and

           (xii) To take any other actions deemed necessary or advisable for the administration of this Plan.

        All interpretations and determinations of the Plan Administrator made with respect to the granting of Plan Awards shall be final, conclusive, and binding on all interest parties. The Plan Administrator may make grants of Plan Awards on an individual or group basis. No member of the Committee shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

                                   SECTION 4
                        ELIGIBILITY AND CURRENT GRANTS

        (a) General Rule. Subject to the limitations set forth in subsection (b) below, Participants shall be eligible to participate in this Plan; provided, however, that any Non-Employee Directors who are serving on the Committee shall not be eligible for any Plan Awards not granted by the Board of Directors as a whole nor shall any person be eligible for any Plan Awards if the granting of a Plan Award to such person would destroy the satisfaction by this Plan of the general exemptive conditions of Rule 16b-3 under the Exchange Act.

        (b) Non-Employee Ineligible for ISOs. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.

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

        (c) Current Non-Statutory Option Grants. Upon adoption of this Plan, the Board of Directors has made the following grants of Non-Statutory Options:

            (i) To Robert R. Salyard, a Director of and Consultant to the Company, a Non-Statutory Option to purchase an aggregate of 125,000 Shares, at an exercise price of $.50 per Share, 75,001 Shares of which shall become exercisable on August 1, 1997, 16,667 Shares of which shall become exercisable on October 30, 1997, 16,667 Shares of which shall become exercisable on January 28, 1998, and the final 16,665 of which shall become exercisable on April 28, 1998. Except as otherwise provided in this Plan the Options granted to Mr. Salyard shall terminate and expire on November 3, 2002.

            (ii) To Andrew J. Clark, III, a Director of the Company, a Non-Statutory Option to purchase an aggregate of 50,000 Shares, at an exercise price of $.50 per Share, 30,000 Shares of which shall become exercisable on August 1, 1997, 6,667 Shares of which shall become exercisable on October 30, 1997, 6,667 Shares of which shall become exercisable on January 28, 1998, and the final 6,665 of which shall become exercisable on April 28, 1998. The Options granted to Mr. Clark become exercisable only upon surrender to the Company of the options to purchase 25,000 Shares outstanding under the Company's 1993 Stock Option Plan. Except as otherwise provided in this Plan the Options granted to Mr. Clark shall terminate and expire on November 3, 2001.

            (iii) To John D. Higgins, a Director of the Company, a Non-Statutory Option to purchase an aggregate of 25,000 Shares, at an exercise price of $.50 per Share, 15,000 Shares of which shall become exercisable on August 1, 1997, 3,334 Shares of which shall become exercisable on October 30, 1997, 3,333 Shares of which shall become exercisable on January 28, 1998, and the final 3,333 of which shall become exercisable on April 28, 1998. Except as otherwise provided in this Plan the Options granted to Mr. Higgins shall terminate and expire on November 3, 2002.

        (d) Current ISO Option Grants. Upon adoption of this Plan, the Board of Directors has made the following grants of ISO Options:

            (i) To Lance P. Wimmer, Chairman of the Board of Directors, President and chief executive officer of the Company, an ISO Option to purchase an aggregate of 300,000 Shares, at an exercise price of $.50 per Share, 175,001 Shares of which shall become exercisable on August 1, 1997, 24,000 Shares of which shall become exercisable on October 30, 1997, 59,334 Shares of which shall become exercisable on January 28, 1998, and the final 41,665 of which shall become exercisable on April 28, 1998. Except as otherwise provided in this Plan the Options granted to Mr. Wimmer shall terminate and expire on November 3, 2002.

            (ii) To Robert A. Searles, a Director and Executive Vice President of the Company, an ISO Option to purchase an aggregate of 67,500 Shares, at an exercise price of $.50 per Share, 33,750 Shares of which shall be immediately exercisable, an additional 11,250 Shares of which shall become exercisable on November 1, 1998, an additional 11,250 Shares of which shall become exercisable on November 1, 1999 and the final 11,250 Shares of which shall become exercisable on November 1, 2000. The Options granted to Mr. Searles become exercisable only upon surrender to the Company of the options to purchase 52,770 Shares outstanding under the Company's 1993 Stock Option Plan. Except as otherwise provided in this Plan the Options granted to Mr. Searles shall terminate and expire on November 3, 2002.

            (iii) To John Stuecheli, the Vice President-Finance and chief financial officer of the Company, an ISO Option to purchase an aggregate of 60,000 Shares, 36,000 Shares of which shall become exercisable on August 1, 1997, 8,000 Shares of which shall become exercisable on October 30, 1997, 8,000 Shares of which shall become exercisable on January 28, 1998, and the final 8,000 of which shall become exercisable on April 28, 1998. Except as otherwise provided in this Plan the Options granted to Mr. Stuecheli shall terminate and expire on November 3, 2002.


            (iv) To Sue Camp, the Secretary of the Company, an ISO Option to purchase an aggregate of 15,000 Shares, at an exercise price of $.50 per Share, 7,500 Shares of which shall be immediately exercisable, an additional 2,500 Shares of which shall become exercisable on November 1, 1998, an additional 2,500 Shares of which shall become exercisable on November 1, 1999 and the final 2,500 Shares of which shall become exercisable on November 1, 2000. Except as otherwise provided in this Plan the Options granted to Ms. Camp shall terminate and expire on November 3, 2002.

            (v) To Roger Osgood, the Director of Manufacturing and Technical Support for the Company, an ISO Option to purchase an aggregate of 18,750 Shares, at an exercise price of $.50 per Share, 9,375 Shares of which shall be immediately exercisable, an additional 3,125 Shares of which shall become exercisable on November 1, 1998, an additional 3,125 Shares of which shall become exercisable on November 1, 1999 and the final 3,125 Shares of which shall become exercisable on November 1, 2000. Except as otherwise provided in this Plan the Options granted to Mr. Osgood shall terminate and expire on November 3, 2002.

            (vi) To Richard Bell, the Director of Marketing of the Company, an ISO Option to purchase an aggregate of 15,000 Shares, at an exercise price of $.50 per Share, 5,000 Shares of which shall be immediately exercisable, an additional 2,500 Shares of which shall become exercisable on November 1, 1998, an additional 2,500 Shares of which shall become exercisable on November 1, 1999, an additional 2,500 Shares of which shall become exercisable on November 1, 2000 and the final 2,500 Shares of which shall become exercisable on November 1, 2001. Except as otherwise provided in this Plan the Options granted to Mr. Bell shall terminate and expire on November 3, 2002.

                                   SECTION 5
                            SHARES SUBJECT TO PLAN

        (a) Basic Limitation. Shares offered under this Plan may be authorized but unissued Shares or Shares that have been reacquired by the Company. The aggregate number of Shares that are available for issuance under this Plan shall not exceed Nine Hundred Fifty Thousand (950,000) Shares, subject to adjustment pursuant to Section 9 of this Plan. The Plan Administrator shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

        (b) Additional Shares. In the event any outstanding Option for any reason expires, is cancelled or otherwise terminates, the Shares allocable to the unexercised portion of such Option shall again be available for issuance under this Plan. In the event that Shares issued under this Plan revert to the Company prior to the Vest Date under a grant of Restricted Stock, such Shares shall again be available for issuance under this Plan.

                                   SECTION 6
                        TERMS AND CONDITIONS OF OPTIONS

        (a) Term of Option. The term of each Option shall be ten (10) years from the Date of Grant or such shorter term as may be determined by the Committee; provided, however, in the case of an ISO granted to a Ten-Percent Stockholder, the term of such ISO shall be five (5) years from the Date of Grant or such shorter time as may be determined by the Committee.

        (b) Vesting of Options. Unless otherwise provided in the applicable Stock Option Agreement as approved by the Plan Administrator, each Option granted pursuant to this Plan shall vest at the rate of twenty-five percent (25%) per year, on each anniversary of the Date of Grant, until such Option is fully vested. Notwithstanding this Section 6(b), the Plan Administrator may accelerate the vesting of any Option granted hereunder.

        (c) Exercise Price and Method of Payment.

            (i) Exercise Price. The Exercise Price shall be such price as is determined by the Plan Administrator in its sole discretion and set forth in the Stock Option Agreement; provided, however, in the case of an ISO granted to an Optionee, the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such option on the Date of Grant (or 110% in the case of an Option granted to a Participant who is a Ten-Percent Stockholder on the Date of Grant).

            (ii) Payment of Shares. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or if authorized by the Plan Administrator, by delivery of other Shares having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Shares as to which said Option is being exercised, or by any combination of such methods of payment or by any other method of payment as may be permitted under applicable law and this Plan and authorized by the Plan Administrator under Section 3(c) of this Plan.

        (d)  Exercise of Option.

            (i) Procedure for Exercise; Rights of Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be determined by the Plan Administrator, including, without limitation, performance criteria with respect to the Company and/or the Optionee, and in accordance with the terms of this Plan.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares and any withholding and other applicable taxes with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Plan Administrator, consist of any form of consideration and method of payment allowable under Section 6(c)(ii) of this Plan. Upon the receipt of notice of exercise and full payment for the Shares and taxes, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a shareholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 9 of this Plan.

        Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

            (ii) Termination of Status as an Employee, Director or Consultant. Except as provided in Subsections 6(d)(iii) and 6(d)(iv) below, an Optionee holding an Option who ceases to be an Employee, Director or Consultant of the Company may, but only until the earlier of the date
        (i) the Option held by the Optionee expires, or (ii) (y) in the case of an ISO, ninety (90) days, and (z) in the case of a Nonstatutory Option, six (6) months, after the date such Optionee ceases to be an Employee, Director or a Consultant (or in each case, such shorter period as may be provided in the Stock Option agreement), exercise the Option to the extent that the Optionee was entitled to exercise it on such date, unless the Plan Administrator further extends such period in its sole discretion. To the extent that the Optionee was not entitled to exercise an Option on such date, or if the Optionee does not exercise it within the time specified herein, such Option shall terminate. The Plan Administrator shall have the authority to determine the date an Optionee ceases to be an Employee, Director or a Consultant.

            (iii) Permanent and Total Disability. Notwithstanding the provisions of Section 6(d)(ii) above, in the event an Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee's Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Optionee was an Employee and had been an Employee since the Date of Grant), such Optionee may exercise an Option in whole or in part to the extent that the

        Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

            (iv) Death of an Optionee. Upon the death of an Optionee, any Option held by an Optionee shall terminate and be of no further effect; provided, however, notwithstanding the provisions of Section 6(d)(ii) above, in the event an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was an Employee, Director or Consultant (and, for ISOs, at the time of death, the Optionee was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part to the extent that the Optionee was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate.

            (v) Return of Proceeds.

                (a) The Plan Administrator, in its discretion, may include as a term of any Optionee's Stock Option Agreement a provision that, if within one year after ceasing to be an Employee, Director or Consultant (whether voluntarily or involuntarily), an Optionee shall, directly or indirectly, engage in an activity to competes with the business of the Company or a Subsidiary as conducted at the time the Optionee ceased to be an Employee, Director or Consultant (as determined by the Board of Directors in its sole discretion and good faith) and such Optionee had exercised Options within six months of the date the Optionee ceased to be an Employee, Director or Consultant, the Optionee shall be required to remit to the Company in good funds within 5 business days of receipt of written demand therefor an amount equal to the excess of (A) the Fair Market Value per share of Common Stock on the date of exercise of such Option(s) multiplied by the number of shares with respect to which the Options were exercised over (B) the aggregate option exercise price for such number of shares of Common Stock (the "Proceeds").

                (b) The Plan Administrator, in its discretion, may include as a term of any Optionee's Stock Option Agreement a provision requiring the remittance by an Optionee to the Company in good funds within 5 business days of receipt of written demand therefor of Proceeds by an Optionee that has exercised Options within six (6) months of the date the Optionee ceased to be an Employee, Director or Consultant (whether voluntarily or involuntarily). The Plan Administrator shall have the authority in its discretion to include such other conditions and/or terms in an Optionee's Stock Option Agreement that it deems appropriate or desirable in furtherance of the foregoing provisions.

        (e) Non-Transferability of Options. No Option granted under this Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and no Option granted under this Plan is assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee's lifetime by such Optionee. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Plan Administrator may deem necessary to establish the validity of the transfer and the acceptance by the transfer or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

        (f) Time of Granting Options. Any Option granted hereunder shall be deemed to be granted on the Date of Grant. Written notice of the Plan Administrator's determination to grant an Option to an Optionee, evidenced by a Stock Option Agreement, dated as of the Date of Grant, shall be given to such Optionee within a reasonable time after the Date of Grant.

        (g) Modification, Extension and Renewal of Options. Within the limitations of this Plan, the Plan Administrator may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option.

        (h) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Plan Administrator may determine in its sole discretion. Such restrictions shall be set forth in the applicable Stock Option Agreement.

        (i) Special Limitation on ISOs. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Options that are not ISOs.

        (j) Leaves of Absence. Leaves of absence approved by the Company which conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.

        (k) Early Exercise. In the Plan Administrator's sole and absolute discretion, an Option may include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Company determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a rate equal to the remaining portion of the original vesting schedule of the shares so purchased,
(ii) such repurchase right shall be exercisable by the Company within (A) the ninety (90) day period following the termination of employment or relationship as a Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such repurchase right shall be exercisable for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

                                   SECTION 7
                               RESTRICTED STOCK

        (a) Authority to Grant Restricted Stock. The Plan Administrator shall have the authority to grant to Participants Shares that are subject to certain terms, conditions and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Plan Administrator either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Plan Administrator without limitation, except as otherwise provided in this Plan; provided, however, that each grant of Restricted Stock shall require the Participant to remain an Employee or Director of (or otherwise provide Services to) the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting and issuing of the Restricted Stock shall also be subject to the following provisions:

            (i) Nature of Grant. Restricted Stock shall be granted to Participants for Services rendered and at no additional cost to Participant; provided, however, that the value of the Services performed must, in the opinion of the Plan Administrator, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

            (ii) Restricted Stock Account. The Company shall establish a restricted stock account (the "Restricted Stock Account") for each Participant to whom Restricted Stock is granted, and such Restricted

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

        Stock shall be credited to such account. No certificates will be issued to the Participant with respect to the Restricted Stock until the Vest Date as provided herein. Every credit of Restricted Stock under this Plan to a Restricted Stock Account shall be considered "contingent" and unfunded until the Vest Date. Such contingent credits shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" as provided herein. Such accounts shall be subject to the general claims of the Company's creditors. The Participant's rights to the Restricted Stock Account shall be no greater than that of a general creditor of the Company. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participants and the Company, the Board of Directors or the Plan Administrator.

            (iii) Restrictions. The terms, conditions and restrictions of the Restricted Stock shall be determined by the Plan Administrator on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Plan Administrator.

            (iv) Restricted Stock Criteria. At the time of each grant of Restricted Stock, the Plan Administrator in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include, without limitation, performance measures and targets and/or holding period requirements (the "Restricted Stock Criteria"). The Plan Administrator may establish a corresponding relationship between the Restricted Stock Criteria and (i) the number of Shares of Restricted Stock that may be earned, and (ii) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to that grant.

            (v) Vesting. On the date the Restriction Period terminates, the Restricted Stock shall vest in the Participant (the "Vest Date"), who may then require the Company to issue certificates evidencing the Restricted Stock credited to the Restricted Stock Account of such Participant.

            (vi) Dividends. The Plan Administrator may provide from time to time that amounts equivalent to dividends shall be payable with respect to the Restricted Stock held in the Restricted Stock Account of a Participant. Such amounts shall be credited to the Restricted Stock Account and shall be payable to the Participant on the Vest Date.

            (vii) Termination of Services. If a Participant (x) with the consent of the Plan Administrator, ceases to be an Employee or Director of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries, or (y) dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including, without limitation, the terms, conditions and restrictions) of any grant under this
        Section 7 shall be determined by the Plan Administrator in its sole discretion, subject to any limitations or terms of this Plan. If the Participant ceases to be an Employee or Director of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries for any other reason, all grants of Restricted Stock under this Plan shall be forfeited (subject to the terms of this Plan).

        (b) Deferral of Payments. The Plan Administrator may establish procedures by which a Participant may elect to defer the transfer of Restricted Stock to the Participant. The Plan Administrator shall determine the terms and conditions of such deferral in its sole discretion.

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

                                   SECTION 8
                              ISSUANCE OF SHARES

        As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Plan Administrator has determined that the Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

                                   SECTION 9
                      CAPITALIZATION ADJUSTMENTS; MERGER

        (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the aggregate number of Shares that have been authorized for issuance under this Plan, the maximum number of Shares that an Optionee may receive rights to pursuant to Section 6(k) of this Plan, and the number of Shares of Restricted Stock credited to any Restricted Stock Account of a Participant (as well as the Exercise Price covered by any outstanding Option), shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, payment of a stock dividend with respect to the Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. Such adjustment shall be made by the Plan Administrator in its sole discretion, which adjustment shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

        (b) Dissolution, Liquidation, Sale of Assets or Merger. In the event of the proposed dissolution or liquidation of the Company, or a proposed sale of all or substantially all of the assets of the Company, or the proposed merger of the Company with or into another corporation, any Options and grants of Restricted Stock shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Plan Administrator. The Plan Administrator may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Plan Administrator and give each Optionee the right to exercise the Optionee's Option as to all or any part of the Shares covered by such Option, including Shares as to which the Option would not otherwise be exercisable.

                                  SECTION 10
                             NO EMPLOYMENT RIGHTS

        No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any Participant any right to remain an Employee or Director of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Participant's service at any time, with or without cause.

                                  SECTION 11
                             SHAREHOLDER APPROVAL

        With respect to any amendment to this Plan adopted by the Plan Administrator that is required to be approved by the Company's shareholders pursuant to the terms of Section 12 of this Plan, such approval shall be obtained within twelve (12) months after the date such amendment is adopted by the Plan Administrator; provided, that such amendment shall not become effective until such approval has been obtained.

        If the Company is required to comply with Section 14(c) of the Exchange Act, the approval by the Company's shareholders of this Plan, and their approval of any subsequent amendment to this Plan requiring their approval, shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. If the Company is not required to comply with Section 14(a) of the Exchange Act at the time of seeking such approval and such approval is not solicited substantially in accordance with the rules and regulations, if any, in effect under Section 14(a) of the Exchange Act at the time of such approval, the Company shall furnish in writing to the holders of record of the securities entitled to vote for this Plan substantially the same information concerning this Plan which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time that such information is furnished, if proxies to be voted with respect to the approval or disapproval of this Plan were then being solicited, on or prior to the date of the first annual meeting of security holders held subsequent to the later of: (i) the first registration of an equity security under Section 12 of the Act or (ii) the acquisition of an equity security which exemption from
Section 16(b) under the Exchange Act is claimed.

                                  SECTION 12
               TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION

        (a) Term of Plan. This Plan shall become effective upon its adoption by the Board of Directors. This Plan shall continue in effect for a term of ten
(10) years unless sooner terminated under this Section 12.

        (b) Amendment and Termination. The Plan Administrator in its sole discretion may terminate this Plan at any time. The Plan Administrator may amend this Plan at any time in such respects as the Plan Administrator may deem advisable; provided, that the following amendments shall require approval of the holders of a majority of the outstanding Shares entitled to vote:

            (i) Any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under
        Section 9 of this Plan;

            (ii) Any change in the designation of the Participants eligible to be granted Plan Awards; or

            (iii) Any change in this Plan that would materially increase the benefits accruing to Participants under this Plan.

        (c) Effect of Termination. In the event this Plan is terminated, no Shares shall be issued under this Plan nor shall any Shares of Restricted Stock be credited to a Restricted Stock Account, except upon exercise of an Option granted prior to such termination or issuance of Shares of Restricted Stock previously credited to a Restricted Stock Account. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant, any Option previously granted under this Plan or any Restricted Stock previously credited to a Restricted Stock Account.

                                  SECTION 13
                                 GOVERNING LAW

        THIS PLAN AND ANY AND ALL STOCK OPTION AGREEMENTS AND AGREEMENTS RELATING TO THE GRANT OF RESTRICTED STOCK EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

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